SUPPLEMENT TO PROSPECTUS
                                DATED MAY 1, 2002
                                       OF

                            INTERNATIONAL EQUITY FUND
                              EMERGING GROWTH FUND
                              SMALL CAP VALUE FUND
                                GROWTH/VALUE FUND
                              LARGE CAP GROWTH FUND
                                ENHANCED 30 FUND
                                 VALUE PLUS FUND
                              GROWTH & INCOME FUND
                                  BALANCED FUND
                                 HIGH YIELD FUND
                                    BOND FUND
                               STANDBY INCOME FUND
                                MONEY MARKET FUND

                       OF TOUCHSTONE VARIABLE SERIES TRUST

     On January 30, 2003, the Board of Trustees of Touchstone Variable Series Trust (the "Trust") approved proposals to reorganize certain Funds of the Trust (each an "Acquiring Fund") by acquiring a similar series of The Legends Fund, Inc. or of the Touchstone Variable Series Trust (each a "Acquired Fund") listed next to it in the table below.

     ACQUIRING FUND                          ACQUIRED FUND
     --------------                          -------------

1.   Touchstone Large Cap Growth Fund        Harris Bretall Sullivan & Smith
                                               Equity Growth Portfolio
2.   Touchstone Large Cap Growth Fund        Touchstone Growth/Value Fund
3.   Touchstone Small Cap Value Fund         Third Avenue Value Portfolio
4.   Touchstone Money Market Fund            Touchstone Standby Income Fund
       - Class I
5.   Touchstone Value Plus Fund              Gabelli Large Cap Portfolio

     If the shareholders of an Acquired Fund approve the respective reorganization proposal, that Acquired Fund will liquidate by transferring substantially all of its assets to the corresponding Acquiring Fund. Shareholders of record of each Acquired Fund as of January 31, 2003 are scheduled to vote on the proposals at a special joint meeting of shareholders to be held on April 18, 2003. Shareholders of each Acquired Fund will be mailed information detailing the respective reorganization proposal on or about March 14, 2003.

     The Board of Trustees has approved changes to the Touchstone Small Cap Value Fund and the Touchstone Large Cap Growth Fund investment strategies. Each change in investment strategy is as follows:

FUND:                      CURRENT STRATEGY                              NEW STRATEGY
-----                      ----------------                              ------------
TOUCHSTONE SMALL CAP       80% of net assets are invested in the         Primarily invested in common stocks of
VALUE FUND                 common stocks of small cap companies          well financed companies regardless of
                                                                         market capitalization

                           Diversified investment company which may      Non-diversified investment company*
                           only invest up to 5% of assets in any one
                           company *

                           Does not invest in foreign securities         Will invest in foreign securities

                           Will limit its investments so that the        Does not currently intend to limit
                           percentage of the Fund's assets invested      investments in particular economic
                           in  particular economic a sector will not     sectors
                           be more than double the percentage of the
                           economic sector in the Russell 2000 Index

LARGE CAP GROWTH FUND      Does not currently invest in U.S.             Will invest in U.S. Government and
                           Government and mortgage related securities    mortgage related securities

*The Small Cap Value Fund's shareholders of record as of January 31, 2003 will be asked to vote on this change in diversification policy at the April 18, 2003 joint shareholder meeting.

     Upon completion of the reorganization, it is expected that the Board of Trustees will approve the following changes to the Funds' sub-advisors to be effective as of the proposed reorganization:

FUND:

TOUCHSTONE SMALL CAP VALUE
FUND

Current Sub-Advisor:    Ark Asset Management Co., Inc.
                        125 Broad Street, New York, NY 10004

New Sub-Advisor:        Third Avenue Management LLC ("TAM")
                        767 Third Avenue, New York, NY 10017


TOUCHSTONE LARGE
CAP GROWTH FUND

Current Sub-Advisor:    Fort Washington Investment Advisors, Inc.
                        420 East Fourth Street, Cincinnati, OH 45202

New Sub-Advisor:        Harris Bretall Sullivan & Smith, LLC ("Harris")
                        One Sansome Street, Suite 3300, San Francisco, CA 94104


     Effective January 20, 2003, Thomas L. Finn and Charles A. Ulbricht are primarily responsible for managing the Large Cap Growth Fund.

     The third paragraph in the section "Fund Sub-Advisor to the Large Cap Growth Fund and the Value Plus Fund" on page 41 of the Prospectus has been revised as follows:

     Thomas L. Finn, CFA, and Charles A. Ulbricht, CFA, are primarily responsible for managing the Large Cap Growth Fund. Mr. Finn joined Fort Washington in May 2002 and is Vice President and Senior Portfolio Manager. Prior to joining Fort Washington, Mr. Finn was Vice President and Senior Portfolio Manager with the Provident Financial Group. Mr. Ulbricht is Assistant Vice President, Portfolio Manager and has worked at Fort Washington since 1995. Mr. Finn has managed the Fund since January 2003 and Mr. Ulbricht has managed the Fund since November 1999.

February 5, 2003